JPMORGAN TRUST II

(the “Trust”)

J.P. Morgan U.S. Equity Funds

JPMorgan Equity Income Fund

(Class R5 Shares)

(the “Fund”)

Supplement dated December 3, 2018

to the Prospectus and Summary

Prospectus dated November 1, 2018, as supplemented

Effective January 1, 2019 (“Effective Date”), the fee rates payable by the Fund to J.P. Morgan Investment Management Inc. (“JPMIM” or the “Administrator”) for administration services will change. To reflect this new administration fee schedule, the following changes will be made to the Fund’s prospectus and summary prospectus:

Changes to Annual Fund Operating Expenses Table and Expense Example. The information in the sections “Annual Fund Operating Expenses” and “Example” in the Fund’s prospectus and summary prospectus with respect to the Fund’s Class R5 Shares will be replaced by the following on the Effective Date:

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R5
Management Fees	0.40%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.18
Service Fees	0.10
Remainder of Other Expenses[1]	0.08

Total Annual Fund Operating Expenses	0.58

1	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year as a result of the change in the contractual fees charged for administration services.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	59	186	324	726

Changes to Expense Limitations. The following will be added to the “More About the Funds — Expense Limitations” section in the Fund’s prospectus on the Effective Date.

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.59% of the average daily net assets of Class R5 Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/19, at which time the adviser and/or its affiliates will determine whether to renew or revise them. To the extent that the

SUP-EINCR5-1218

Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

Changes to Additional Fee and Expense Information. The information in the section “Additional Fee and Expense Information” in the Fund’s prospectus with respect to the Fund’s Class R5 Shares will be replaced with the following on the Effective Date:

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Equity Income Fund	R5	0.58%	0.58%

The Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 1/1/19, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•

The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended December 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Net Annual Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMorgan Equity Income Fund

	Class R5 Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
December 31, 2019	$59	5.00%	4.42%	4.42%
December 31, 2020	62	10.25	9.04	4.42
December 31, 2021	65	15.76	13.85	4.42
December 31, 2022	67	21.55	18.89	4.42
December 31, 2023	70	27.63	24.14	4.42
December 31, 2024	74	34.01	29.63	4.42
December 31, 2025	77	40.71	35.36	4.42
December 31, 2026	80	47.75	41.34	4.42
December 31, 2027	84	55.13	47.59	4.42
December 31, 2028	87	62.89	54.11	4.42

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS AND SUMMARY PROSPECTUS

FOR FUTURE REFERENCE